Exhibit 10.22

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the “Agreement”) is made and entered into effective as of June 21, 2021 (the "Effective Date"), by and between Sotherly Hotels Inc., a Maryland Corporation (“Sotherly” or the “Company”), and Palogic Value Fund, L.P., a Delaware limited partnership (“Palogic”).

RECITALS

A.Palogic approached Sotherly about its desire to exchange certain shares of

8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“SOHOB”) of Sotherly;

7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“SOHOO”) of Sotherly; and

8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“SOHON”) of Sotherly held by it for shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company.

B.The Company is willing to effect such an exchange on the terms and conditions set forth in this Agreement.

AGREEMENT

The parties hereby agree as follows:

1.Exchange.  Palogic hereby agrees to (i) transfer 100,000 shares of SOHOB, 85,000 shares of SOHOO and 35,000 shares of SOHON (the “Palogic Shares”) to the Company in exchange for 1,542,727 shares of Common Stock of the Company (the “Company Shares”), as determined in accordance with Schedule A attached hereto and incorporated herein by reference and (ii) waive any and all rights it may have to receipt of declared and unpaid dividends and any accrued and unpaid dividends payable in respect of the Palogic Shares.  The transfer of the Palogic Shares to the Company and the waiver of Palogic’s interest in the dividends and the issuance of the Company Shares to Palogic is referred to as the “Exchange” and such Exchange shall occur on the Closing Date (as defined herein), as set forth in Section 2 of this Agreement.  The parties agree and acknowledge that the foregoing economic terms of the Exchange were determined based upon arm’s-length negotiations, and that no additional consideration, financial or otherwise, is or will be provided by either party in consideration of the Exchange of the Palogic Shares and Company Shares described herein.

2.

Closing; Delivery.  The Exchange shall occur simultaneously through the transfer of the Palogic Shares by Palogic to the Company and the issuance of the Company Shares by the Company to Palogic on the Closing Date.  On the Closing Date, (a) Palogic shall direct the Depository Trust Company (“DTC”) participant through which Palogic holds its interest in the

Palogic Shares to submit instructions through DTC’s Deposits and Withdrawal at Custodian (“DWAC”) program to the Company’s transfer agent and registrar, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), to transfer all of the Palogic Shares to the Company, free and clear of all liens and encumbrances, and (b) the Company shall instruct the Transfer Agent, upon receipt of the Palogic Shares, to instruct the DTC to credit the account of Palogic at Palogic’s DTC participant with the Company Shares, free and clear of all liens and encumbrances. The Company Shares shall be issued free and clear of any restrictive legends under applicable securities laws and other restrictions on transfer.  The closing of the Exchange shall occur no later than three (3) business days following the Effective Date (the “Closing Date”).

The Company will not receive any cash proceeds as a result of the Exchange. The issuance of the Company Shares will be made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of such act on the basis that the Exchange constitutes an exchange with existing holders of the Company’s securities, and no commission or other remuneration was or will be paid to any party in connection with the Exchange, including for soliciting such Exchange.

3.	Representations, Warranties and Acknowledgements of Palogic. In connection with the Exchange, Palogic represents, warrants and agrees that:
(a)

Existence, Power and Authorization.  Palogic is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.  Palogic has full limited partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by Palogic of this Agreement, the performance by Palogic of its obligations hereunder and the consummation by Palogic of the transactions contemplated hereby have been duly authorized by all requisite limited partnership action.

(b)

Execution and Delivery; Enforceability.  This Agreement has been duly executed and delivered by Palogic and constitutes the valid and legally binding obligation of Palogic, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding at law or in equity).

(c)

Title to Shares.  Palogic has valid marketable title to the Palogic Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of the Palogic Shares hereunder in the Exchange, the Company will obtain valid marketable title to the Palogic Shares, free and clear of any pledge, lien, security interest pertaining to Palogic’s property, encumbrance, claim or equitable interest, or any liability to or claims of any creditor or beneficiary of Palogic.

(d)

Securities Act Exemption. Neither Palogic nor anyone acting on behalf of Palogic has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange. Palogic understands that the Exchange contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act. Palogic further understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Palogic set forth herein for purposes of qualifying for the exemption under Section 3(a)(9) of the Securities Act as well as qualifying for exemptions under applicable state securities laws.

(e)

Non-Affiliate Status.  Neither Palogic nor its general partner, nor any entity owned or controlled by Palogic or its general partner, nor any of their respective shareholders, limited partners, directors, officers or affiliates, presently is, or in the prior six (6) months has been an “Affiliate” of the Company as that term is used in Rule 144 under the Securities Act.

(f)

Non-Distribution.  Palogic is not acquiring the Common Shares with a view to a distribution thereof as that term is used in Section 2(a)(11) of the Securities Act in a manner which would require registration under the Securities Act or any state securities laws.

(g)

Independent Analysis.  Palogic has made its own decision to engage in the Exchange based on its own due diligence review and independent analysis, which includes a review of the filings and disclosures made by the Company with the Securities and Exchange Commission and which Palogic deems to have been sufficient.  The Company did not recommend or encourage Palogic participate in the Exchange or provide any advice to Palogic.

(h)

No Legal, Tax, or Investment Advice.  Palogic has had an opportunity to review the federal, state, local, and foreign tax consequences to it of the Exchange.  Palogic understands that nothing in this Agreement or any other materials presented to Palogic in connection with the Exchange constitutes legal, tax, or investment advice.  Palogic has consulted such legal, tax, and investment advisors as Palogic, in its sole discretion, has deemed necessary or appropriate in connection with the Exchange.  Palogic acknowledges that Palogic shall be responsible for its own tax liability, if any, that may arise as a result of the Exchange.

(i)

Sophistication; Investment Intent. Palogic, through its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks associated with the Exchange, and has so evaluated the related merits and risks. Palogic is able to bear the economic risk of the Exchange and is able to bear a complete loss of its investment.

4.	Representations and Warranties of the Company. In connection with the Exchange, the Company represents and warrants that:
(a)

Execution and Delivery; Enforceability.  This Agreement has been duly executed and delivered by David R. Folsom, President and Chief Executive Officer of the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding at law or in equity).

(b)	Title to Shares. Palogic will obtain valid marketable title to the Company Shares, free and clear of any pledge, lien, security interest pertaining to the Company’s property,

encumbrance, claim or equitable interest, or any liability to or claims of any creditor or beneficiary of the Company.
(c)

Information About the Company.  The Company has received all information about the Exchange it determined was necessary or appropriate to enable it to evaluate its decision to effect the Exchange. The Company acknowledges that none of such information has been provided directly or indirectly by Palogic and that they have in no event relied upon any information provided by Palogic.  The number of the Company Shares to be received in the Exchange was negotiated by Palogic and the Company.

(d)

No Legal, Tax, or Investment Advice.  The Company has had an opportunity to review the federal, state, local, and foreign tax consequences to it of the Exchange.  The Company understands that nothing in this Agreement or any other materials presented to the Company in connection with the Exchange constitutes legal, tax, or investment advice.  The Company has consulted such legal, tax, and investment advisors as the Company, in its sole discretion, have deemed necessary or appropriate in connection with the Exchange.  The Company acknowledges that it is responsible for its own tax liability, if any, that may arise as a result of the Exchange.

(e)No Material Non-Public Information.  Other than with respect to the Exchange, neither the Company nor any person acting on its behalf has provided to Palogic any information that is not publicly available or would be considered material non-public Information.  The Company acknowledges that Palogic will be relying on the foregoing representation and warranty in effecting transactions in the Company’s securities.

5.Legends.  The issuance of the shares of the Company Shares will be made by the Company pursuant to the exemption from the registration requirements of Section 3(a)(9) of the Securities Act and will contain no restrictive resale legend.  The Company shall cause, at its own expense, its legal counsel to deliver any opinions reasonably required by the Company’s transfer agent for the issuance of the Company Shares free from such restrictive legends.

6.Miscellaneous.

(a)Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.  Palogic and the Company hereby submit to the exclusive jurisdiction of the courts of the State of Delaware and the federal district court sitting in the State of Delaware having subject matter jurisdiction with respect to any and all disputes arising under this Agreement or otherwise in connection with the Exchange.

(b)

Entire Agreement; Amendment.  Except as expressly set forth herein, this Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

(c)

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax (as evidenced by sender's confirmation receipt) or two business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

(d)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(e)	Further Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
(f)	Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.
(g)

Expenses.  Palogic and the Company shall each bear their own expenses and legal fees incurred in preparation of this Agreement and effecting the transaction contemplated hereby; provided that Palogic shall pay the legal fees of counsel and other administrative costs of the Exchange to the Company not to exceed $30,000.

(h)

Third Party Beneficiaries.  This Agreement is not intended to, and shall not, confer any rights or remedies upon any person other than the Company and Palogic and their respective successors and permitted assigns.

(i)	Successors and Assigns. The respective rights and obligations of Palogic and the Company under this Agreement may be assigned only with the prior written consent of the other.
(j)

Announcement.  The Company shall file a Current Report on Form 8-K describing the material terms of this Agreement and attaching this Agreement as an exhibit by not later than 5:30 p.m. (local time in New York City, New York) on the Effective Date.  Following the filing of such Current Report on Form 8-K, the Company shall be deemed to have publicly disclosed any material, non-public information that may have been provided to Palogic.

[Signature Page Follows]

The parties have executed this Share Exchange Agreement as of the date first set forth above.

PALOGIC:

PALOGIC VALUE FUND, L.P.

By:Palogic Value Management, L.P., its general

partner

By:Palogic Capital Management, LLC, its general partner

By:   /s/ Ryan Vardeman

Ryan Vardeman, Member

Address: 5310 Harvest Hill Road, Suite 110

Dallas, TX 75230

COMPANY: SOTHERLY HOTELS INC. By: /s/ David R. Folsom David R. Folsom President and Chief Executive Officer Address: 306 South Henry Street, Suite 100 Williamsburg , Virginia 23185

SCHEDULE A

The number of Company Shares to be issued to Palogic in the Exchange shall be determined as follows as of the Effective Date:

1.	The average of the average of the closing price per share for each of the SOHOB, SOHOO and SOHON over the thirty trading days prior to the Effective Date shall be the “Palogic Share Price”.
2.	The sum of the Palogic Share Price and $3.00 (representing the average per share accrued and unpaid dividends on the three classes of Sotherly’s preferred stock) shall be the “Palogic Price”.
3.	The average closing price per share for the Common Stock over the thirty trading days prior to the Effective Date multiplied by 0.865 shall be the “Discounted Soho Share Price”.
4.	The Palogic Price divided by the Discounted Soho Share Price shall be the “Exchange Ratio”; provided, however, in no event shall the Exchange Ratio be less than 6.9 or greater than 7.1.
5.

The aggregate number of shares of Common Stock to be issued to Palogic in connection with the Exchange shall equal the product of the number of Palogic Shares multiplied by the Exchange Ratio, rounded to the nearest whole number.

6.	No fractional shares or scrip representing fractional shares shall be issued in connection with the Exchange.

Attached as an exhibit to this Schedule A is the calculation of the number of Company Shares, as agreed by the parties.

PX_LAST
DRAFT
EXHIBIT A
Start	5/5/2021		5/6/2021		5/7/2021			5/7/2021
End	6/18/2021		6/18/2021		6/18/2021			6/18/2021

Security		SOHOO Pfd		SOHON Pfd		SOHOB Pfd			SOHO Equity
Trading Days	Date	Close	Date	Close	Date	Close		Date	Px
1	#NAME?	16.827	#NAME?	17.435	#NAME?	17.35		#NAME?	3.39
2	5/6/2021	16.795	5/7/2021	17.26	5/10/2021	17.5		5/10/2021	3.55
3	5/7/2021	17.1	5/10/2021	17.23	5/11/2021	16.95		5/11/2021	3.24
4	5/10/2021	16.95	5/11/2021	17.16	5/12/2021	17.22		5/12/2021	3.09
5	5/11/2021	17.8097	5/12/2021	17.36	5/13/2021	17.6		5/13/2021	3.31
6	5/12/2021	17.3199	5/13/2021	17.74	5/14/2021	17.055		5/14/2021	3.31
7	5/14/2021	17.1	5/14/2021	17.01	5/17/2021	17.15		5/17/2021	3.27
8	5/17/2021	16.8638	5/17/2021	17.16	5/18/2021	17.15		5/18/2021	3.31
9	5/18/2021	16.98	5/18/2021	17.1	5/19/2021	17.1954		5/19/2021	3.3
10	5/19/2021	16.8675	5/19/2021	17.25	5/20/2021	16.97		5/20/2021	3.33
11	5/20/2021	16.57	5/20/2021	17.6425	5/21/2021	17.11		5/21/2021	3.43
12	5/21/2021	16.68	5/21/2021	16.9258	5/24/2021	17.11		5/24/2021	3.45
13	5/24/2021	16.6215	5/24/2021	17.19	5/25/2021	17.3788		5/25/2021	3.55
14	5/25/2021	17.023	5/26/2021	17.625	5/26/2021	18.08		5/26/2021	3.67
15	5/26/2021	17.23	5/27/2021	17.357	5/27/2021	17.75		5/27/2021	3.74
16	5/27/2021	17.37	5/28/2021	18.2	5/28/2021	19		5/28/2021	3.72
17	5/28/2021	17.8	6/1/2021	19.595	6/1/2021	19.6		6/1/2021	3.9
18	6/1/2021	18.87	6/2/2021	20.497	6/2/2021	20.03		6/2/2021	3.98
19	6/2/2021	19.73	6/3/2021	20.1554	6/3/2021	20.42		6/3/2021	3.85
20	6/3/2021	19.65	6/4/2021	20.69	6/4/2021	20.37		6/4/2021	3.74
21	6/4/2021	19.47	6/7/2021	21.63	6/7/2021	20.75		6/7/2021	3.95
22	6/7/2021	20.6115	6/8/2021	22.645	6/8/2021	21.45		6/8/2021	4.04
23	6/8/2021	20.5	6/9/2021	22.475	6/9/2021	21.46		6/9/2021	4.05
24	6/9/2021	21.4999	6/10/2021	22.294	6/10/2021	21.5562		6/10/2021	4.03
25	6/10/2021	21.365	6/11/2021	21.7	6/11/2021	21.48		6/11/2021	4.04
26	6/11/2021	21.31	6/14/2021	21.5	6/14/2021	21.4663		6/14/2021	3.9
27	6/14/2021	20.95	6/15/2021	20.92	6/15/2021	21.18		6/15/2021	3.6
28	6/16/2021	22.12	6/16/2021	20.6703	6/16/2021	21.05		6/16/2021	3.62
29	6/17/2021	20.365	6/17/2021	20.51	6/17/2021	20.855		6/17/2021	3.48
30	6/18/2021	19.5385	6/18/2021	20	6/18/2021	19.7		6/18/2021	3.35

							Palogic Share Price
Average Closing Price		18.53		19.10		19.00	18.88		3.61

Multiplier									0.865
Discounted SOHO Share Price									3.1195

Palogic Share Price									18.88
Dividends									3.00
Palogic Price									21.88
Exchange Ratio									7.0124

SOHOB									100,000
SOHOO									85,000
SOHON									35,000
Palogic Shares									220,000
Company Shares									1,542,727